EXHIBIT 32.1

                           CERTIFICATION OF PRINCIPAL
                          EXECUTIVE OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the amended Annual Report of Bekem Metals, Inc. on Form 10-KSB/A-1 for the year ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Amended Report"), the undersigned, Marat Cherdabayev, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1)      The Amended Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Amended Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



Date: May 8, 2006                                     /s/ Marat Cherdabayev
                                                     ---------------------------
                                                     Marat Cherdabayev,
                                                     Principal Executive Officer